Exhibit 10.8

EXECUTION COPY

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

SECOND AMENDMENT, dated as of October 23, 2009, 2009 (this “Amendment”) to the AMENDED AND RESTATED LOAN AGREEMENT, dated as of June 10, 2009, as amended by a First Amendment to the Amended and Restated Loan Agreement dated July 8, 2009 (as further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Loan Agreement), among CHRYSLER CANADA INC. (the “Borrower”), the other Loan Parties (as defined therein) party thereto, and Export Development Canada (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Loan Parties and the Lender have agreed to make certain amendments to the Credit Agreement as described herein solely upon the terms and conditions provided for in this Amendment;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree, effective as of September 30, 2009, as follows:

1. Definition of Business Plan. The definition of “Business Plan” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following: “Business Plan” shall have the meaning ascribed to such term in the Amended and Restated Limited Liability Company Operating Agreement of Chrysler Group LLC dated as of June 10, 2009 (as further amended, supplemented or otherwise modified from time to time).

2. Amendment to Section 7.01 of the Loan Agreement (Financial Statements). Section 7.01 of the Loan Agreement is hereby amended by:

(a) replacing each instance of the phrase “statements of operations and comprehensive income, member’s interest and of cash flows” with the phrase “statements of income and cash flows”; and

(b) in subsection (a), replacing the phrase “120 days after the end of the fiscal year of Chrysler Group LLC” with the phrase “120 days after the end of the fiscal period of Chrysler Group LLC ending December 31, 2009 and within 90 days after the end of each fiscal year of Chrysler Group LLC thereafter”.

3. Amendment to Section 7.10(b) of the Loan Agreement (Executive Privileges and Compensation). Section 7.10(b) of the Loan Agreement is hereby amended by replacing the phrase “Within 120 days after the Restatement Date” with the phrase “By November 16, 2009”.

4. Condition to Effectiveness. This Amendment shall become effective upon the date (the “Second Amendment Effective Date”) on which the Lender shall have received this Amendment, executed and delivered by a duly authorized officer of each Loan Party and the Lender.

5. Security. Each Loan Party (other than the Borrower) acknowledges, covenants and agrees that the guarantee provided by it in favour of the Lender and listed in Schedule “A” continues to be an unlimited guarantee of the obligations of the Borrower under the Loan Agreement and the other Loan Documents, after giving effect to this Amendment. Each of the Loan Parties acknowledges, covenants and agrees that the Security Documents previously executed and delivered by such Loan Party in favour of the Lender (i) are not released, discharged or otherwise affected by the execution delivery or performance of this Amendment, (ii) remain in full force and effect, and (iii) continue to secure all obligations, liabilities and indebtedness under or otherwise in connection with the Loan Agreement and the other Loan Documents.

6. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lender that each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date).

7. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, consents and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Lender.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

9. Miscellaneous.

(a) This Amendment shall enure to the benefit of and be binding upon each Loan Party, the Lender and their respective successors and assigns and any permitted assigns, transferees and endorsees of any Loan Party of the Lender. Nothing in this Amendment, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amendment.

(b) This Amendment constitutes a Loan Document.

2

(c) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Copies of this Amendment signed by all parties hereto and thereto shall be lodged with the Borrower and the Lender. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:	CHRYSLER CANADA INC.,

	By:	/s/ Lorraine J. Shalhoub
Name: Lorraine J. Shalhoub
Title: Vice President, General Counsel / EAPP and Secretary

OTHER LOAN PARTIES:	CHRYSLER GROUP LLC (f/k/a NEW CARCO ACQUISITION LLC)

	By:	/s/ Jan A. Bertsch
Name: Jan A. Bertsch
Title: Sr. VP & Treasurer

0847574 B.C. UNLIMITED LIABILITY COMPANY

	By:	/s/ Paul L. Wolff
Name:
Title:

NEW CARCO ACQUISITION HOLDINGS CANADA LIMITED

	By:	/s/ D.S. Grissom
Name: D.S. Grissom
Title:

[Signature Page to Second Amendment]

NEW CARCO ACQUISITION CANADA LIMITED

By:	/s/ D.S. Grissom
Name: D.S. Grissom
Title:

[Signature Page to Second Amendment]

LENDER:	EXPORT DEVELOPMENT CANADA

	By:	/s/ Geoff Bleich
Name: Geoff Bleich
Title: Senior Asset Manager

	By:	/s/ David Stevenson
Name: David Stevenson
Title: Loan Portfolio Manager

[Signature Page to Second Amendment]

SCHEDULE A

TO AMENDMENT

GUARANTEE

•

Guarantee made as of June 10, 2009 among 0847574 B.C. Unlimited Liability Company, New Carco Acquisition Holdings Canada Limited, New Carco Acquisition Canada Limited and Chrysler Group LLC (f/k/a New Carco Acquisition LLC), as guarantors and Export Development Canada, as Lender.